UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            November 26, 2013

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.    Regulation FD Disclosure.
In October of this year, the United States Environmental Protection Agency (“EPA”) published guidance pertaining to implementation of the Reduction of Lead in Drinking Water Act of 2011 (the “Act”), indicating that fire hydrants must meet the reduced lead standards of the Act by January 4, 2014.  In response to EPA’s guidance, industry representatives have engaged with EPA regarding the applicability of the Act to fire hydrants and at least one bill has been introduced in Congress to exempt fire hydrants from the Act.  Although we currently produce and ship fire hydrants that are compliant with the Act and EPA’s guidance, some of our distributors and end users are delaying orders of fire hydrants until further clarity regarding the issue can be obtained.  Accordingly, while the timing of our fire hydrant shipments during fiscal 2014 could be impacted on a quarterly basis, at this time, we do not anticipate any impact on our full-year fiscal 2014 results.
Forward Looking Statements
This report includes statements concerning Mueller Water Products, Inc.'s (the "Company") compliance with the Act and the anticipated impact of the Act on the Company’s fiscal 2014 results.  These statements constitute “forward-looking statements” and involve risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied in the forward-looking statements.  Risks and uncertainties include, without limitation, the effect of EPA’s guidance with respect to the Act on orders of fire hydrants by our distributors and end users and other factors beyond the Company's control.  The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to update or revise any forward-looking statements after the date of this report.  For additional information identifying factors that may cause actual results to vary materially from those suggested or implied in the forward-looking statements, see the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, including, but not limited to, the information included under the headings “Business,” “Risk Factors,” “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” and in the notes to the financial statements included in the Annual Report.
The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2013	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Evan L. Hart
Evan L. Hart
Senior Vice President and Chief Financial Officer